SCUDDER



Scudder Development Fund
Scudder Global Fund
Scudder Gold Fund
Scudder International Bond Fund
Scudder U.S. Treasury Money Fund





Supplement to Prospectuses
Dated November 1, 1996

Until January 1, 1997, the initial investment and minimum account balance is $1,000 for regular accounts and $500 for fiduciary accounts such as IRAs. Effective January 1, 1997, the initial investment and the minimum account balance for regular accounts will increase from $1,000 to $2,500. The subsequent minimum investment will remain at $100. The initial investment and minimum account balance for fiduciary accounts such as IRAs will increase from $500 to $1,000 per fund account, and the subsequent minimum investment will remain at $50.

Please refer to Transaction information -- Minimum balances for more information on these new account minimums.







November 1, 1996                                                       DISAP-116
                                                             MIS07/18/19/59/67PS
                                                                        SUYY1196

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SCUDDER




                                                                November 1, 1996

Dear Scudder Investor,

   On the reverse side, you'll find a prospectus supplement that explains some important information about Scudder Development Fund, Scudder Global Fund, Scudder Gold Fund, Scudder International Bond Fund and Scudder U.S. Treasury Money Fund. In the Transaction Information section of each prospectus, you'll find that the account minimum and initial investment amounts have been raised. We're writing to let you know that these changes will not go into effect until January 1, 1997. Until January 1, the initial investment and minimum account balance will remain at $1,000 for regular accounts and $500 for fiduciary accounts. Please keep this supplement with your prospectus and call us toll-free at 1-888-815-1840 if you have any questions. We will be happy to help you.

Sincerely,

/s/David S. Lee

David S. Lee
President, Scudder Investor Services, Inc.




This letter is for explanatory purposes and is not part of the prospectus supplement on the reverse side.

                                  (over please)